Exhibit 99.1

Sovereign Bancorp, Inc. Investor Presentation April 28, 2008

Forward-Looking Statements This presentation contains statements of Sovereign Bancorp, Inc.'s (the "Company") strategies, plans and objectives, estimates of future operating results for Sovereign Bancorp, Inc. as well as estimates of financial condition, operating efficiencies, revenue creation and shareholder value These statements and estimates constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements Factors that might cause such a difference include, but are not limited to: general economic conditions, changes in interest rates, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory, and other technological factors affecting the Company's operations, pricing, products and services We refer you to our reports filed unto the SEC under the Securities Exchange Act of 1934 for a more detailed explanation of the factors and the risks facing our business Sovereign does not intend to update any forward-looking information and statements, whether written or oral, to reflect any changes

Overview of Sovereign

Investment Considerations Sovereign is one of the last large independent franchises in the Northeastern United States The Northeast geographic region has exhibited stable economic growth with a diversified economic base that has experienced limited volatility during the current economic downturn Management team focused on managing risk and servicing customers New organization structure and strengthened management team Conservative, disciplined stewards of shareholders capital Focused on core business activities within the deposit franchise Focused on improving core operating performance Customer First Initiative launched

An Exceptional Franchise Serving the Northeastern United States 750 community banking offices Over 2,300 ATM's Approx. 12,000 team members Sources: ESRI, SNL Financial, U.S. Department of Labor 1 Market share as of June 2007 2 Median household income as of 2007 3 As of February 2008. Quartile ranking out of 369 MSA's, ranked highest to lowest 5 Largest MSA's in Northeast U.S.

Stable Banking Trends in Our Region Expansion Recovery At risk In recession Source: Moody's Economy.com Analysis as of December 2007 6 of the top 26 U.S. cities based on total population and 22% of the households in the top 100 MSA's are in Sovereign's footprint

Government and Government Enterprises 0.1385 Finance and Insurance 0.1314 Professional and Technical Services 0.109 Health Care and Social Assistance 0.1064 Manufacturing 0.1035 Retail Trade 0.0572 Wholesale Trade 0.0521 Construction 0.0516 Other 0.2503 Northeast Region Has Diversity and Stability Diversified Economy Industry Employment Stable Economic Growth Sources: Bureau of Economic Analysis, U.S. Department of Commerce; SNL Financial 1 Northeast consists of BEA defined New England and Middle Atlantic regions (CT, MA, ME, NH, NJ, NY, PA, RI, VT) 2 Dollars in billions; data as of 2005, the most recent available Current 4-Year CAGR 2007-2012 Projected Population Growth New York City $1,056.4 4.1% 2.9% Philadelphia $295.2 5.1% 3.0% Boston $261.1 3.1% 1.9% Hartford $67.0 4.4% 3.1% Providence $59.4 5.2% 1.9% National Average $12,433.9 5.3% 6.3% GDP2

Top Northeastern U.S. Banks and Thrifts by Deposits Rank Institution # of Branches Deposits1 ($ billions) Market Share (%) 1 Bank of America Corp. 2 1,703 155.1 10.7 2 JPMorgan Chase & Co. 3 863 133.8 9.2 3 Wachovia Corp. 907 89.2 6.2 4 Royal Bank of Scotland Group 1,165 79.8 5.5 5 Toronto-Dominion Bank 1,040 71.4 4.9 6 PNC Financial Services Group 1,015 69.2 4.8 7 Citigroup Inc. 360 67.6 4.7 8 Sovereign Bancorp, Inc. 748 49.1 3.4 9 HSBC Holdings plc 4 425 48.7 3.4 10 Capital One Financial Corp. 360 39.0 2.7 11 M&T Bank Corp. 688 35.0 2.4 12 Washington Mutual Inc. 328 19.2 1.3 13 KeyCorp 306 18.4 1.3 14 Bank of New York Mellon Corp. 5 33 17.7 1.2 15 New York Community Bancorp 220 15.2 1.0 Top 15 Total 10,161 908.2 62.8 Total 20,512 1,447.0 100.0 Source: SNL Financial, FactSet. Market data as of December 18, 2007 1 Deposit data as of June 30, 2007, pro forma ownership as of 12/18/07. 2,3,4,5 Excludes corporate deposits at main branch of $17.3 billion, $126.0 billion, $22.2 billion, and $29.3 billion, respectively

Sovereign's Business Model Centralized strategy with a decentralized delivery structure Centralized commercial and consumer leadership ensures consistent product, pricing, policy and performance

Sovereign Management Team

Name	*Business Unit*	*Years of Experience*	*Prior Institutions*
Joe Campanelli	President & CEO	25	Shawmut, Fleet
Matt Kerin	Managing Director of Corporate Specialties Group	25	Shawmut, Fleet, Bank of America
Roy Lever	Managing Director of Retail Banking Group	30	Fleet, Bank of America
Salvatore Rinaldi	Managing Director of Corporate Services Group	30	Shawmut, Fleet
M. Robert Rose	Chief Risk Management Officer	30	Shawmut, BankBoston, Fleet
Patrick Sullivan	Managing Director of Commercial Banking Group	25	Shawmut, BankNorth, Bank of Ireland
Kirk Walters	Chief Financial Officer	25	Chittenden, Northeast Federal Corp, CalFed

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Sovereign Bancorp

Reinvigorating Retail Banking

Framework of Retail Initiative Restructured organization to drive branch sales activity Reduced span of control of Retail Management; District Executive oversees 10 branches on average Implemented Customer First Sales Process Implemented detailed Branch reporting and daily activity targets Focused on increasing scope of customer relationships and Acquiring new checking accounts Household profit profile increases 2-3x with multiple products Conducted highly disciplined approach Studied market opportunity - 1.8 million households Conducted pilot program in 4Q07 - 25 branches Evaluated pilot results - significant improvement Launched comprehensive training program - 3,000 employees Rolling out program across network in 2008 Realigned and upgraded incentive structure

Customer Opportunity Results derived from analysis of 1.8 million Sovereign households Analysis of households with 1 or more deposit and/or lending products 85% of all deposit accounts now assigned to a personal banker 1 2 3+ revs 350 1000 1600 revs SOV Households Number* Percent * in thousands 1,221 66% 517 28% 123 6% Revenue Factor per Household 2 to 2.5x 3 to 4x

Customer Opportunity Deeper penetration on key products Deposit accounts Credit cards Debit cards Mortgage and home equity loans Small Business Loans Deeper penetration of household members Higher level of accountability of team members Goals by team member and by branch Enhanced referral flow from tellers Peers

Pilot Program Results Implemented Customer First program in 25 branches Daily and weekly goals for customer contacts - multiple products Customer "Book of Business" for each employee High level of accountability for activity Pilot launched in October 2007 Pilot Results "Control" Results Delta New DDA per Full Time Employee 2.5 1.3 + 87% New Credit Card Applications 1.4 0.3 4.3x Deposit Growth 3.7% 0.4% + 2.3%

Customer First Roll-out Organization training commenced in January 2008 Nearly 3,000 employees were trained on new customer approach Branch operating system modified to support active sales approach Targets: daily/weekly goals for each Branch Accountability: performance reporting and ranking Compensation: pay for performance model implemented April 1st Focused on customer retention and cross-sell opportunity Designed to sell more products to existing customers and to accelerate the acquisition of new customers

Capital Position and Quality of Earnings

Comm'l Real Estate 0.156 Investment Securities 0.161 Other Consumer Loans 0.004 Auto 0.086 Home Equity 0.077 Residential Mortgages 0.164 Other Comm'l Loans 0.022 Multi-Family 0.053 C&I 0.158 Diversified and Stable Asset Base Earning assets average balances as percentage of total assets Total Commercial Loans 54% of Loans Total Consumer Loans 46% of Loans March 31, 2008

Risk Profile of Core Businesses ($ in millions) Balance % of Loans NPLs / Loans NCOs / Average Loans1 Total Past Dues / Loans Allowance / Loans Commercial RE $12,882 22% 0.74% 0.08% 0.42% 1.61% Multi-Family 4,331 7% 0.24% 0.00% 0.64% .56% C&I and Other Commercial 14,968 25% 0.94% 0.32% 0.39% 1.73% Residential Mortgages 13,278 23% 0.82% 0.15% 2.52% .34% Direct Home Equity 5,844 10% 0.30% 0.37% 0.51% .53% Auto & Other Consumer Loans 4,689 8% 0.01% 1.41% 1.97% 1.13% Core Businesses $55,992 95% 0.67% 0.30% 1.06% 1.12% Data at March 31, 2008 1 1Q08 Annualized

Risk Profile of Runoff Loan Portfolio ($ in millions) Balance % of Loans NPLs / Loans NCOs / Average Loans1 Total Past Dues / Loans Allowance / Loans Correspondent Home Equity $439 1% 9.70% 3.56% 13.68% 12.18% Out of Market Auto 2,440 4.1% n/a 4.41% 3.05% 3.75% Runoff Loans $2,880 4.8% 1.48% 4.28% 4.67% 5.03% Total Loans $58,872 100% 0.71% 0.51% 1.24% 1.36% Data at March 31, 2008 1 1Q08 Annualized

Geographic Diversity of Loan Portfolio In-footprint In-footprint $ in millions Balance New England Mid-Atlantic1 Out-of-Footprint Commercial RE $12,882 28% 59% 13% Multi-Family 4,331 1% 85% 14% C&I and Other Commercial 14,968 34% 45% 21% Residential Mortgages 13,278 33% 41% 26% Direct Home Equity 5,844 40% 58% 2% Correspondent Home Equity 439 7% 26% 67% Auto and Other Consumer Loans 7,129 38% 26% 36% Total loans $58,872 31% 49% 20% Based on outstanding balances at March 31, 2008 1 Includes New York

CD's 0.24 Money Market 0.22 Savings 0.08 Repo 0.06 NOW 0.11 DDA 0.13 Government 0.08 Wholesale 0.08 High-Quality Deposit Funding Average balances as a % of total deposits March 31, 2008 Total Deposits $48.8 billion

Inexpensive Source of Funding ($ in millions) Average Balance % of Average Balance Rate Demand deposit accounts $6,343 13.0% 0.00% NOW accounts 5,320 10.9% 0.96% Savings accounts 3,814 7.8% 0.61% Money market accounts 10,968 22.5% 3.04% Time deposits 11,928 24.4% 4.55% Government deposits 3,819 7.8% 3.19% Customer repurchase agreements 2,740 5.6% 2.31% Wholesale deposits 3,891 8.0% 3.37% Total deposits $48,823 100.0% 2.59% As of March 31, 2008

High-Cost Wholesale Deposits Reduced in Excess of $5.8 Billion $ in billions Excludes customer repurchase agreements

1Q08 1Q08 East 3525 3947 West 953 North 0 Sovereign is Committed to Increasing Capital $ in millions Sovereign Bancorp Excess Capital Capital required to maintain 5% Tier 1 Leverage (well- capitalized) Tangible Equity (excluding OCI) 4.97% Tier 1 Capital 6.21% At March 31, 2008

What to Expect Going Forward Operate a diversified business model in our core franchise and reduce out of market exposure Disciplined risk management practices Improving capital position Improving quality and transparency of financial results Driving Customer First Initiative through the Sovereign retail organization Specific customer goals Measuring success Holding organization accountable for results

Appendix

What Is Sovereign's CDO Exposure? Sovereign's CDO exposure consists 100% of synthetic credit default swaps referencing investment grade corporate debt, NOT sub-prime or ABS securities The portfolio totals $750 million, 10-year final maturity bonds (remaining maturity 8.61 years), yielding 4.23% (LIBOR + 169 bps) 15 tranches all AAA rated 5.15% weighted average subordination; 2.08x worst 10-year period of investment grade bond losses over last 30 years, 3x historical average loss rate Parameters in place to manage credit risk: Structures are synthetic Maximum company specific exposure of 1% Maximum industry exposure of 8% Tranche must be rated AAA by Moody's or S&P All underlying credits must be investment grade at time of purchase Ability to restructure pool to maintain AAA rating Held as investments available-for-sale; therefore, mark-to-market adjustment flows through other comprehensive income Unrealized loss of $383.5 million pre-tax at March 31, 2008

Residential Mortgages - 23% of Total Loans Total Residential Mortgages (includes Alt-A) Total Residential Mortgages (includes Alt-A) Outstanding Balance $13.3 billion Weighted Average FICO 735 Weighted Average LTV 52.4% Fixed Rate Adjustable Rate 69% 31% >91% 5% 80% to 90% 6% 51% to 79% 72% <50% 17% >741 49% 681 to 740 37% 621 to 680 17% <620 3% LTV Distribution FICO Distribution Alt - A Mortgages Alt - A Mortgages Outstanding Balance $2.7 billion Weighted Average FICO 719 Weighted Average LTV 66.4% Fixed Rate Adjustable Rate 34% 66% >91% 2% 80% to 90% 9% 51% to 79% 76% <50% 13% >741 40% 681 to 740 46% 621 to 680 14% <620 0% LTV Distribution FICO Distribution 1 1 1 1 Data as of 3/31/08 1) Statistics based on original loan amount and are as of time of origination for those loans. LTV data represents 100% of balances. FICO data represents 78% of total residential mortgage balances, 100% of Alt-A balances

Direct Home Equity Lending - 10% of Total Loans Direct Home Equity Direct Home Equity Outstanding Balance $5.7 billion Weighted Average FICO 766 Weighted Average CLTV 56.5% Fixed Rate Loans Lines of Credit 63% 37% First Lien Second Lien 36% 64% >91% 4% 80% to 90% 24% 51% to 79% 43% <50% 29% >741 63% 681 to 740 26% 621 to 680 10% <620 1% CLTV Distribution FICO Distribution 1 Data as of 3/31/08 1) Statistics based on original loan amount and are as of time of origination for those loans that data were available. Data represents 100% of balances. 1

Correspondent Home Equity Loans – <1% of Total Loans

First Lien		
Outstanding Balance		$351 million
Reserves/Discount [3]		$35 million
Balance, net		$316 million
Weighted Average FICO [2]		672
Weighted Average CLTV [1]		71%
CLTV Distribution	≥91%	11%
	80% to 90%	13%
	51% to 79%	63%
	≤50%	13%
FICO Distribution	≥741	29%
	681 to 740	23%
	621 to 680	19%
	≤620	29%

Second Lien		
Outstanding Balance		$118 million
Reserves [3]		$48 million
Balance, net		$70 million
Weighted Average FICO [2]		607
Weighted Average CLTV [1]		90%
CLTV Distribution	≥91%	58%
	80% to 90%	20%
	51% to 79%	17%
	≤50%	5%
FICO Distribution	≥741	10%
	681 to 740	12%
	621 to 680	24%
	≤620	54%

Data as of March 31, 2008
1 Statistics based on original loan amount and are as of time of origination for those loans that data were available.
2 Statistics based on current FICO for those loans that data were available.
3 In reaction to projected declines in housing values, increased delinquency and charge-off rates, reserves were increased on this portfolio by $47 million in the aggregate in 3Q07 and by $7 million in 1Q08.
Data represents 100% of balances.

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Sovereign Bancorp

Indirect Auto - 12% of Total Loans Indirect Auto Indirect Auto Outstanding Balance $6.8 billion Average Life 2.5 years Weighted Average FICO 713 New Used 55% 45% In-footprint Out of Footprint 62% 38% >741 36% 681 to 740 40% 621 to 680 22% <620 2% FICO Distribution 1 Data as of 3/31/08 1) Statistics based on original loan amount and are as of time of origination for those loans that data were available. Data represents 95% of balances.

Sovereign Bancorp, Inc.